NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CONVERTIBLE PROMISSORY NOTE

SOCIALWISE, INC.

$1,000,000

August 13, 2010

FOR VALUE RECEIVED, Socialwise, Inc., a Colorado corporation (the “Company”), promises to pay to ISAAC BLECH (the “Holder”), or its registered assigns, the principal amount of One Million Dollars ($1,000,000).  The amount of outstanding principal shall bear interest at a rate of five percent (5%) per annum.  Interest shall accrue on the principal balance from the date hereof and shall be calculated on the basis of a 365-day year.  Unless converted as provided in Section 2 below, and except as otherwise provided in Section 1.1 below, all unpaid principal, together with the then accrued interest and any other amounts payable hereunder, shall be due and payable on the date which is six (6) months after the date hereof (the “Maturity Date”).  The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.

Repayment; Warrant Coverage.

1.1

Repayment.   Within five (5) days after the Initial Closing of the Minimum Offering of $2,000,000 described in the Confidential Private Placement Memorandum dated August 3, 2010 (the “PPM”), the Company shall notify the Holder in writing of such Initial Closing.  At the election of the Holder by providing written notice to the Company within ten (10) days after receipt of the notice referred to in the preceding sentence, the Holder may elect for repayment to commence under this Note within twenty (20) days the (“Repayment Commencement Date”) after the Initial Closing.  If Holder elects for repayment to commence under this Section 1.1, the Company shall make payments to Holder commencing on the Repayment Commencement Date, and continuing every 30 days thereafter with the final payment on the Maturity Date, in installments equal to the amount of (i) the outstanding balance of principal interest under the Note; divided by (ii) the number of 30 day periods remaining before the Maturity Date.

1.2

Warrants.  Holder shall be issued warrants, in the form of Exhibit A hereto, to purchase up to 625,000 shares of the Company’s Common Stock at an exercise price of $0.40 per share pursuant to a Warrant Agreement (the “Warrant”) with a 5 year term executed between the Company and Holder simultaneously herewith; provided, however, in the event that Holder elects to convert the Note as provided in Section 2, upon conversion of the Note the Holder shall be issued warrants to purchase up to an additional 1,250,000 shares of the Company’s Common Stock at an exercise price of $0.40 per share pursuant to the terms of a warrant agreement (the “Additional Warrant”) in the form of Exhibit A hereto.

2.

Conversion.

2.1

Voluntary Conversion.  At the election of the Holder, at any time prior to the Maturity Date, all or any portion of the outstanding principal amount of this Note, and any accrued but unpaid interest under this Note may be converted into shares of the Company’s Common Stock at a price per share of $0.40 (as adjusted for any stock splits or similar events with respect to the Company’s Common Stock).

2.2

Conversion Procedure.

(a)

Conversion.  If this Note is voluntarily converted by the Holder pursuant to Section 2.1, the Holder shall give written notice to the Company, notifying the Company of its election to convert this Note.  Before the Holder shall be entitled to voluntarily convert this Note, the Holder shall surrender this Note at the Company’s principal executive office.  The Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal executive office a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion (bearing such restrictive legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company).  Such conversion shall be deemed to have been made immediately prior to the close of business on the date (the “Conversion Date”) of the surrender of this Note, and on and after such date the person entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.  Simultaneously with the issuance of the shares, the Company shall also issue the Additional Warrant to the Holder.

(b)

Fractional Shares; Nonassessable; Effect of Conversion.  Any fractional shares to be issued upon conversion of this Note shall be rounded down to the nearest whole share.  The Company covenants that the shares issuable upon the conversion of this Note will, upon conversion of this Note, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.  Upon conversion of this Note in full and the payment of the amounts due under the Note, the Company shall be forever released from all its obligations and liabilities under this Note.

(c)

PPM Offering Terms.  Provided the Initial Closing occurs and Holder elects to convert this Note pursuant to Section 2.1 within twenty (20) days of the Initial Closing, the issuance of the shares of Company Common Stock resulting from the conversion of the Note shall be conducted pursuant to the terms of the Offering described in the PPM, and in addition to the procedures set forth in subsection (b) above, the Company and Holder shall enter into the form of Subscription Agreement attached as Appendix A to the PPM, and the form of Registration Rights Agreement attached as Appendix C to the PPM.

2.3

Further Assurances.  In connection with the conversion of this Note, the Holder, by acceptance of this Note, agrees to execute all agreements and other documents as may be necessary to issue the shares, including an acknowledgement of payment under the Note.

3.

Prepayment.  This Note may not be prepaid in whole or in part at any time by the Company without the prior written consent of the Holder.

4.

Events of Default.  The occurrence of any of the following shall constitute an “Event of Default” under this Note:

4.1

Failure to Pay.  The Company shall fail to pay all outstanding principal and interest due and owing under this Note on the Maturity Date and such payment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay; or

4.2

Voluntary Bankruptcy or Insolvency Proceedings.  The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (iii) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (iv) take any action for the purpose of effecting any of the foregoing; or

4.3

Involuntary Bankruptcy or Insolvency Proceedings.  Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the Company’s property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the Company’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

Upon the occurrence or existence of any Event of Default described in Section 4.1 and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to Company, declare this Note immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived  the Company, anything contained in this Note to the contrary notwithstanding.  Upon the occurrence or existence of any Event of Default described in Sections 4.2 and 4.3, immediately and without notice, this Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding.  In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy permitted to it by law.

5.

Representations and Warranties of Holder.

5.1

Purchase Entirely for Own Account

.  Holder acknowledges that this Note and the Warrant is issued to Holder in reliance upon such Holder’s representation to the Company that the Note, Warrant and the shares into which this Note is convertible and the shares into which the Warrant is exercisable (collectively, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

5.2

Disclosure of Information

.  Holder acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities, including without, limitation a copy of the PPM.  Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

5.3

Investment Experience

.  Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.  If other than an individual, Holder also represents it has not been organized solely for the purpose of acquiring the Securities.  Holder either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Holder’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the issuance of the Securities.

5.4

Accredited Investor

.  Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”), as presently in effect.

5.5

Restricted Securities

.  Holder understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”) only in certain limited circumstances, and may only be resold in accordance with all applicable securities laws of any state or any other applicable jurisdiction.  Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act and by all applicable state securities laws.

5.6

Further Limitations on Disposition

.  Without in any way limiting the representations and warranties set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until: (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) (i)  Holder has notified the Company of the proposed disposition and has furnished the Company with a brief statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.  It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in extraordinary circumstances.

6.

Miscellaneous.

6.1

Payment.  All payments under this Note shall be made in lawful tender of the United States.

6.2

Usury.  In the event that any interest paid on this Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

6.3

Waiver and Amendment.  Any provision of this Note may be amended, waived or modified solely upon the written consent of the Company and the Holder.  No amendment, modification, termination or waiver of any provision hereof shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.4

Notices.  All notices and other communications required or permitted under this Note or the Warrant shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to a Holder, at such Holder’s address, facsimile number or electronic mail address set forth on the signature page hereto, or at such other address, facsimile number or electronic mail address as such Holder may designate by ten (10) days’ advance written notice to the Company or (b) if to the Company, to its address, facsimile number or electronic mail address and directed to the attention of the Chief Executive Officer.  All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

6.5

Expenses; Attorneys’ Fees; Representation.  If action is instituted to collect this Note and the Holder prevails on claims in such action, the Company promises to pay all reasonable costs and expenses of the Holder, including, without limitation, reasonable attorneys’ fees and costs of the Holder, incurred in connection with such action.  Each party to this Note hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Note and that its decision to execute this Note is not based on any reliance upon the advice of any other party or its legal counsel.

6.6

Successors and Assigns.  This Note may be assigned or transferred by the Holder only with the prior written approval of the Company.  Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.  This Note shall be assigned by the Company to any successor corporation with which the Company merges, sells substantially all of its assets, or to which all of the Company’s stock may be sold, effective upon the closing of such transaction.

6.7

Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York as applied to agreements between residents of the State of New York, entered into and to be performed entirely within the State of New York.  Any judicial proceeding brought by any party hereto to enforce, or otherwise in connection with, this Note may be brought in any court of competent jurisdiction in the State and City of New York, and, by execution and delivery of this Note, the parties hereto (i) accept, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court and irrevocably agree to be bound by any judgment rendered thereby in connection with this Note and (ii) irrevocably waive any objection they may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum.  THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR CROSS CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE.

6.8

Substitute Notes.  Upon (i) receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation hereof, or (ii) the request of the Holder of this Note upon surrender hereof, the Company shall execute and deliver in lieu hereof, a new Note or Notes, payable to the order of the Holder or such persons as the Holder may request and in a principal amount equal to the unpaid principal amount hereof, which shall be dated and bear interest from the date to which interest has theretofore been paid hereon.  Each such Note shall in all other respects be in the same form and be treated the same as this Note and all references herein to this Note shall apply to each such Note.

6.9

Fully Paid Shares.  All shares of capital stock issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable.

6.10

No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or By-Laws or other organizational document, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against impairment or dilution.

6.11

No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right.  The remedies provided for herein are cumulative and not exclusive of any remedies provided by law or under any other agreement between the Company and the Payee.

6.12

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

6.13

The headings in this Note are for convenience of reference only and shall not affect the interpretation of this Note.

IN WITNESS WHEREOF, the parties have executed this Note as of the date first above written.

SOCIALWISE, INC.

By:

/s/ James Collas

James Collas, Chief Executive Officer

HOLDER

/s/ Isaac Blech

Isaac Blech

Address:

      75 Rockefeller Center, 29th Floor

      New York, NY  10019

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